Exhibit 10.1

                            STOCK PURCHASE AGREEMENT




     This Stock Purchase Agreement (hereinafter the "Agreement") is made and entered into as of the 26th day of September, 2002, by and among Trident Systems International, Inc., a Nevada corporation (hereinafter "Trident"), Professional Employer Consulting Services, Inc. dba AAMPRO, Inc, a New Jersey corporation ("AAMPRO ") and the stockholders of AAMPRO identified in Exhibit A hereto (collectively, the "Stockholders"). The Stockholders are all the stockholders of AAMPRO.


                                    AGREEMENT

     In consideration of the terms hereof, the parties hereto agree as follows:


                     ARTICLE I - PURCHASE AND SALE OF STOCK

     1.1     TRANSFER OF STOCK

     Subject to the terms and conditions hereof, on the Closing Date (as defined below), the Stockholders shall sell, convey, transfer, assign and deliver to Trident, and Trident shall purchase from the Stockholders, all of the issued and outstanding common shares of AAMPRO (the "AAMPRO Stock").

     1.2     THE CLOSING

     The closing of this Agreement (the "Closing") shall occur on October 1, 2002 (the "Closing Date") at 10:00 a.m. local time at the offices of Ellenoff, Grossman, Schole & Cyruli, LLP, or such other time or location as the parties hereto shall agree.

     1.3     DELIVERIES AT THE CLOSING

     On the Closing Date in order to effectuate the transfer of the Stock:

     (a) The Stockholders shall deliver to Trident certificates representing all of the AAMPRO Stock, free and clear of any claim, lien, pledge, option, charge, easement, security interest, right-of-way, encumbrance, restriction on sale or transfer, preemptive right or option or any other right of any third party of any nature whatsoever ("Encumbrance"), duly endorsed in blank for transfer or accompanied by stock powers duly executed in blank.

     (b) Trident shall deliver the consideration of the Purchase Price as set forth in Section 1.4 below.

     (c) AAMPRO, the Stockholders and Trident shall each deliver all documents, certificates, agreements and instruments required to be delivered pursuant to Articles IV and V; and

     (d) All instruments and documents executed and delivered to any party pursuant hereto shall be in a form and substance, and shall be executed in a manner, reasonably satisfactory to the receiving party.

     1.4     PURCHASE PRICE

     Subject to the terms and conditions of this Agreement, the total purchase price for the AAMPRO Stock (the "Purchase Price") shall be 12,090,000 shares of Trident common stock, $.001 par value (the "Trident Stock"), which upon issue shall equal to 93% of the total number of shares of Trident Stock then issued and outstanding.

     1.5     NO FRACTIONAL SECURITIES

     No certificates or scrip representing fractional Trident Stock shall be issued pursuant to this Article I and no Trident dividend, stock split or interest shall relate to any fractional security, and such fractional interests shall not entitle the owner thereof to vote or to any rights of a security holder. In lieu of any such fractional securities, each Stockholder who would otherwise have been entitled to a fraction of a share of Trident Stock will be paid cash for an amount equal to such fraction.

     1.6     ASSISTANCE IN CONSUMMATION OF THE PURCHASE AND SALE OF  STOCK

     The Stockholders, Trident and AAMPRO shall provide all reasonable assistance to, and shall cooperate with, each other to bring about the consummation of the purchase and sale of the Stock and the other transactions contemplated herein as soon as possible in accordance with the terms and conditions of this Agreement.

                   ARTICLE II - REPRESENTATIONS AND WARRANTIES
                         OF AAMPRO AND THE STOCKHOLDERS

     AAMPRO and the Stockholders jointly and severally represent and warrant to Trident, as of the date of this Agreement and as of the Closing, all as follows in this Article II:

     2.1     GOOD TITLE

     Each of the Stockholders is the sole and registered owner of that number of shares of the Stock set forth opposite such Stockholder's name on Exhibit A with good title thereto, free and clear of any Encumbrance.

     2.2     ORGANIZATION, GOOD STANDING

     AAMPRO is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey, and has all requisite corporate power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted.

     2.3     AUTHORIZATION

     AAMPRO has the full corporate power and authority and the Stockholders have full power, right and authority to enter into this Agreement and each of the documents to which it or he is a party (collectively, the "Operative Documents"), and to carry out the transactions contemplated hereby and thereby. This Agreement has been, and each Operative Document to which AAMPRO or the Stockholders are a party will be, on the Closing Date, duty executed and delivered by each of AAMPRO and the Stockholders, as applicable, and this Agreement is, and each Operative Document to which AAMPRO or the Stockholders are a party will be, on the Closing Date, a legal, valid and binding obligation of each of AAMPRO and the Stockholders, as applicable, enforceable against each of them in accordance with their respective terms of this Agreement and each such Operative Document.

     2.4     AUTHORIZED CAPITALIZATION

     AAMPRO's authorized capital stock consists solely of common shares of which 10,504,000 shares are issued and outstanding on the date of this Agreement and entirely held by the Stockholders. All issued and outstanding shares of AAMPRO Stock are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding or authorized subscriptions, options, warrants, calls, rights, commitments or other agreements of any character which obligate or may obligate AAMPRO to issue any additional shares of any of its capital stock or any securities convertible into or evidencing the right to subscribe for any shares of any such capital stock. There are no voting trusts or other agreements or understandings with respect to the capital stock of AAMPRO to which AAMPRO or the Stockholders are a party or by which AAMPRO or the Stockholders are bound.

     2.5     SUBSIDIARIES AND AFFILIATES

     AAMPRO has no Subsidiaries. As used in this Agreement, "Subsidiary," when used in reference to any Person (as defined in Section 2.6 of this Agreement), shall mean any corporation of which outstanding securities having ordinary voting power to elect a majority of the Board of Directors of such corporation are owned directly or indirectly by such Person. AAMPRO does not own, directly or indirectly, any ownership, equity, profits or voting interest in, or otherwise control, any corporation, partnership, joint venture or other entity, and has no agreement or commitment to purchase any such interest.

     2.6     NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

     The execution, delivery and performance of this Agreement and the Operative Documents by AAMPRO and the Stockholders and the consummation of the transactions contemplated hereby and thereby by AAMPRO and the Stockholders will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to AAMPRO or the Stockholders, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, corporation, partnership, joint venture, association, organization, other entity or governmental or regulatory authority (a "Person") except for compliance with applicable securities laws (the consent of all such Persons to be duly obtained by AAMPRO and the Stockholders at or prior to the Closing), (c) result in a material default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which AAMPRO or the Stockholders is a party or by which either of them is bound or to which any of their assets are subject, (d) result in the creation of any lien or encumbrance upon the assets of AAMPRO or upon the AAMPRO Stock, (e) conflict with or result in a breach of or constitute a default under any provision of the Articles of Incorporation or By-Laws of AAMPRO, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of AAMPRO.

     2.7     CLAIMS AND PROCEEDINGS

     There are no claims, actions, suits, arbitrations, proceedings or investigations involving, pending or, to the knowledge of AAMPRO, threatened against AAMPRO before or by any court or governmental or non-governmental department, commission, board, bureau, agency or instrumentality, or any other Person, which could question the validity of this Agreement or which could enjoin, restrain, condition or prohibit any action taken or to be taken by AAMPRO pursuant to this Agreement or in connection with the transactions contemplated hereby (including, without limitation the purchase of the TRIDENT Stock or the issuance of the AAMPRO Stock to the Stockholder), and, to the knowledge of AAMPRO, there is no valid basis for any such claim, action, suit, arbitration, proceeding or investigation. There are no outstanding or unsatisfied judgments, orders, decrees, or stipulations by which AAMPRO is bound which involve or affect the transactions contemplated hereby.

     2.8     FINANCIAL  STATEMENTS

     AAMPRO has delivered to TRIDENT a true and complete copy of its Final Audit for the year ended December 31, 2001 and un-audited financials for the six-month period ending June 30, 2002 (the "AAMPRO Financial Statements"). The AAMPRO Financial Statements are complete, accurate and fairly present the financial condition of AAMPRO as of the dates thereof and the results of its operations for the periods then ended. There are no liabilities or obligations either fixed or contingent not reflected therein. The AAMPRO Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position of AAMPRO as of the dates thereof and the results of its operations and changes in financial position for the periods then ended.

     2.9     TAXES

     AAMPRO has filed all federal, state, county and local income, excise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof, except where the failure to do so would have no material adverse impact on AAMPRO, and has paid or made adequate provision in the AAMPRO Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. AAMPRO is not delinquent or obligated for any tax, penalty, interest, delinquency or charge.

     Each such tax return or report has been duly filed on a timely basis and all such returns and reports are correct and complete in all material respects and fully discloses and does not understate the income, taxes, expenses, deductions and credits for the period to which it relates. Up to and including the Closing Date, no claim has been made against AAMPRO by any authority in a jurisdiction in which it does not file a return that it is or may be subject to any taxes in that jurisdiction. AAMPRO has not received notice of any actions, suits, proceedings, investigations or claims pending or threatened against AAMPRO in respect of any taxes nor are any matters relating to any taxes under discussion with any governmental authority.

     AAMPRO has withheld from each payment made to any of its past or present employees, officers and directors or to any other person in respect of whom withholding therefrom is required, the amount of all taxes and other deductions required to be withheld therefrom and has paid the same to the proper tax authorities or other receiving officers in all material respects within the time required under any applicable legislation. AAMPRO has collected all taxes it is required to collect and has remitted all such taxes it is required to remit to the proper tax authority when required to do so all.

     2.10     LITIGATION

     AAMPRO is not a party to or the subject of any pending litigation, claims, decrees, orders, stipulations or governmental investigation or proceeding not reflected in the AAMPRO Financial Statements or otherwise disclosed herein, and there are no lawsuits, claims, assessments, investigations, or similar matters, against or affecting AAMPRO, its management or its properties. AAMPRO has complied in all material respects with all laws, statutes, ordinances, regulations, rules, decrees or orders applicable to it.

     2.11     ABSENCE OR CERTAIN CHANGES OR EVENTS

       Since June 30, 2002, there have not been any material adverse changes in the financial condition of AAMPRO.

     2.12     NO  VIOLATIONS;  NO  MATERIAL  BUSINESS  OR  ASSETS

     AAMPRO has not breached, nor is there any pending, or to the knowledge of management, any threatened claim that AAMPRO has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or by which it or its assets are is bound. The execution and performance hereof will not violate any provisions of applicable law or any agreement to which AAMPRO is subject. AAMPRO has no business operations or material assets and it is not a party to any material contract or commitment other than appointment documents with its transfer agent, and that it has disclosed to TRIDENT all relationships or dealings with related parties or affiliates.

     2.13     CONSENTS  AND  APPROVALS

     There is no requirement to make any filing, give any notice to or obtain any license, permit, certificate, regulation, authorization, consent or approval of, any governmental or regulatory authorities as a condition to the lawful consummation of the transactions contemplated by this Agreement except for the filings, notifications, consents and approvals described in this Agreement.

     2.14     ENVIRONMENTAL  ISSUES

     AAMPRO is in compliance in all material respects with applicable Federal, state and local laws, statutes, regulations, orders, directives and decisions rendered by any legislature, department, administrative or regulatory agency ("Environmental Laws") relating to the protection of the environment, occupational health and safety or the use, storage, disposal, transport, handling, remediation or corrective action of any pollutants, contaminants, chemicals, deleterious substances or industrial, toxic or hazardous wastes or substances ("Hazardous Substances").

     AAMPRO has not used or permitted to be used, except in compliance in all material respects with all Environmental Laws, its office space, to store, deposit, dispose or of handle any Hazardous Substances.

     AAMPRO has obtained all permits, licenses and other authorizations which are required in connection with the conduct of its business under all applicable Environmental Laws.

     AAMPRO has never received any notice of any civil, criminal or administrative actions, suits, demands, claims, hearings, notices of demand letters, requests for information, notices of violation, investigations or proceedings pending or threatened against AAMPRO in connection with the conduct of its business relating in any way to any Environmental Laws.

     2.15     DISCLOSURE

All disclosure information provided by AAMPRO which was delivered to TRIDENT by TRIDENT for use in connection with the transaction described herein is true, complete and accurate in all material respects.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES
OF TRIDENT
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     Except as is otherwise described in the applicable Schedules, Trident represents and warrants to Trident and the Stockholders, as of the date of this Agreement and as of the Closing, all as follows in this Article III:

     3.1     ORGANIZATION, GOOD STANDING

     Trident is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, respectively, and have all requisite corporate power and authority to own, operate and lease their properties and assets and to carry on their businesses as now conducted.

     3.2     AUTHORITY

     Trident has full corporate power and authority to execute, deliver and perform this Agreement and the Operative Documents to which either is a party and to carry out the transactions contemplated hereby and thereby. This Agreement has been, and each Operative Document to which Trident is a party will be, on the Closing Date, duly executed and delivered by Trident, and this Agreement is, and each Operative Document to which Trident is a party will be, on the Closing Date, a legal, valid and binding obligation Trident, enforceable against Trident in accordance with its terms.

     3.3     NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

     The execution, delivery and performance of this Agreement and the Operative Documents by Trident, the issuance of the Trident Stock to the Stockholders and the consummation of the transactions contemplated hereby and by the Operative Documents will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to Trident, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any Person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which Trident is a party or by which either is bound or to which any of their assets are subject, (d) result in the creation of any material lien or encumbrance upon the assets of Trident, the Trident Stock or the funds being delivered in connection herewith, (e) conflict with or result in a breach of or constitute a default under any provision of the charter documents of Trident, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of Trident.

     3.4     AUTHORIZED SHARES

     All of the shares of Trident Stock issuable in exchange for the AAMPRO Stock in accordance with this Agreement will be, when so issued, duly authorized, validly issued, fully paid and non-assessable.

     3.5     CLAIMS AND PROCEEDINGS

     There are no claims, actions, suits, arbitrations, proceedings or investigations involving, pending or, to the knowledge of Trident, threatened against Trident before or by any court or governmental or non-governmental department, commission, board, bureau, agency or instrumentality, or any other Person, which could question the validity of this Agreement or which could enjoin, restrain, condition or prohibit any action taken or to be taken by Trident pursuant to this Agreement or in connection with the transactions contemplated hereby (including, without limitation the purchase of the AAMPRO Stock or the issuance of the Trident Stock to the Stockholder), and, to the knowledge of Trident, there is no valid basis for any such claim, action, suit, arbitration, proceeding or investigation. There are no outstanding or unsatisfied judgments, orders, decrees, or stipulations by which Trident is bound which involve or affect the transactions contemplated hereby.

     3.6     FINANCIAL  STATEMENTS

     Trident has delivered to AAMPRO a true and complete copy of its Form 10-KSB for the year ended December 31, 2001 and Form 10-QSB for the three-month period ending July 31, 2001 (the "Trident Financial Statements"). The Trident Financial Statements are complete, accurate and fairly present the financial condition of Trident as of the dates thereof and the results of its operations for the periods then ended. There are no liabilities or obligations either fixed or contingent not reflected therein. The Trident Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position of Trident as of the dates thereof and the results of its operations and changes in financial position for the periods then ended.

     3.7     TAXES

     Trident has filed all federal, state, county and local income, excise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof, except where the failure to do so would have no material adverse impact on Trident, and has paid or made adequate provision in the Trident Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. Trident is not delinquent or obligated for any tax, penalty, interest, delinquency or charge.

     Each such tax return or report has been duly filed on a timely basis and all such returns and reports are correct and complete in all material respects and fully discloses and does not understate the income, taxes, expenses, deductions and credits for the period to which it relates. Up to and including the Closing Date, no claim has been made against Trident by any authority in a jurisdiction in which it does not file a return that it is or may be subject to any taxes in that jurisdiction. Trident has not received notice of any actions, suits, proceedings, investigations or claims pending or threatened against Trident in respect of any taxes nor are any matters relating to any taxes under discussion with any governmental authority.

     Trident has withheld from each payment made to any of its past or present employees, officers and directors or to any other person in respect of whom withholding therefrom is required, the amount of all taxes and other deductions required to be withheld therefrom and has paid the same to the proper tax authorities or other receiving officers in all material respects within the time required under any applicable legislation. Trident has collected all taxes it is required to collect and has remitted all such taxes it is required to remit to the proper tax authority when required to do so all.

     3.8     CAPITAL  STRUCTURE

     The authorized capital stock of Trident consists of 50,000,000 shares of common stock, $.001 par value and 10,000,000 shares of preferred stock, $.001 par value. At the close of business on the date hereof and as of the Closing (without giving effect to the payment of the Purchase Price): (i) 7,270,876 shares of Trident Stock were issued and outstanding; (ii) no shares of preferred stock were issued and outstanding; and (iii) no shares of Trident Stock were held by Trident in its treasury. All outstanding shares of capital stock of Trident are, and all shares which may be issued will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no issued, reserved for issuance or outstanding securities of Trident or any Trident subsidiary convertible into or exchangeable or exercisable for shares of capital stock or voting securities of Trident, or any warrants, calls, options or other rights to acquire from Trident or any Trident subsidiary.

     3.9     OTCBB  LISTING;  SEC  REPORTING

     Trident common stock is currently approved for quotation on the OTC Bulletin Board under the symbol "TDNT" there are no stop orders in effect or contemplated with respect thereto and no facts exist which may give rise there. Trident has filed all reports required to be filed by Trident pursuant to the Securities Act of 1934, as amended. Trident has provided AAMPRO with copies of, or has made available to AAMPRO, all correspondence between Trident and NASDAQ and Trident and NASD. Trident has not been informed, and has no reason to believe, that its common stock will be delisted or suspended by the NASD. Trident has fully complied will all applicable securities laws and regulations and is not in default of any of its obligations thereunder.

     3.10     LITIGATION

     Except for set forth in Section 7.1 below, Trident is not a party to or the subject of any pending litigation, claims, decrees, orders, stipulations or governmental investigation or proceeding not reflected in the Trident Financial Statements or otherwise disclosed herein, and there are no lawsuits, claims, assessments, investigations, or similar matters, against or affecting Trident, its management or its properties. Trident has complied in all material respects with all laws, statutes, ordinances, regulations, rules, decrees or orders applicable to it.

     3.11     ABSENCE OR CERTAIN CHANGES OR EVENTS

       Since September 30, 2001, there have not been any material adverse changes in the financial condition of Trident.

     3.12     BOOKS  AND  RECORDS

     The corporate financial records, minute books, and other documents and records of Trident have been made available to AAMPRO prior to the Closing, shall be delivered to new management of Trident at Closing and are correct and accurate in all material respects and reflect all decisions made by the Board of Directors and the shareholders of Trident.

     3.13     NO  VIOLATIONS;  NO  MATERIAL  BUSINESS  OR  ASSETS

     Trident has not breached, nor is there any pending, or to the knowledge of management, any threatened claim that Trident has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or by which it or its assets are is bound. The execution and performance hereof will not violate any provisions of applicable law or any agreement to which Trident is subject. Trident has no business operations or material assets and it is not a party to any material contract or commitment other than appointment documents with its transfer agent, and that it has disclosed to AAMPRO all relationships or dealings with related parties or affiliates.

     3.14     SUBSCRIPTIONS

     Trident does not have any agreements of any nature to acquire, directly or indirectly, any shares of capital stock, or other equity or ownership interest in, any person, firm or corporation, or its assets.

     3.15     CONSENTS  AND  APPROVALS

     There is no requirement to make any filing, give any notice to or obtain any license, permit, certificate, regulation, authorization, consent or approval of, any governmental or regulatory authorities as a condition to the lawful consummation of the transactions contemplated by this Agreement except for the filings, notifications, consents and approvals described in this Agreement.

     3.16     ENVIRONMENTAL  ISSUES

     Trident is in compliance in all material respects with applicable Federal, state and local laws, statutes, regulations, orders, directives and decisions rendered by any legislature, department, administrative or regulatory agency ("Environmental Laws") relating to the protection of the environment, occupational health and safety or the use, storage, disposal, transport, handling, remediation or corrective action of any pollutants, contaminants, chemicals, deleterious substances or industrial, toxic or hazardous wastes or substances ("Hazardous Substances").

     Trident has not used or permitted to be used, except in compliance in all material respects with all Environmental Laws, its office space, to store, deposit, dispose or of handle any Hazardous Substances.

     Trident has obtained all permits, licenses and other authorizations which are required in connection with the conduct of its business under all applicable Environmental Laws.

     Trident has never received any notice of any civil, criminal or administrative actions, suits, demands, claims, hearings, notices of demand letters, requests for information, notices of violation, investigations or proceedings pending or threatened against Trident in connection with the conduct of its business relating in any way to any Environmental Laws.

     3.17     DISCLOSURE

     All disclosure information provided by Trident which was delivered to AAMPRO by AAMPRO for use in connection with the transaction described herein is true, complete and accurate in all material respects.

                                   ARTICLE IV
                                   ----------
                              CONDITIONS PRECEDENT

     4.1     CONDITIONS PRECEDENT TO THE OBLIGATIONS OF AAMPRO.

     All obligations of AAMPRO under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Closing Date, as indicated below, of each of the following conditions:

     (a) The representations and warranties by or on behalf of Trident contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time.

     (b) Trident shall have performed and complied with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.

     (c) On or before the Closing Date, Trident shall have delivered to AAMPRO certified copies of resolutions of the board of directors of Trident approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable Trident to comply with the terms of this Agreement including the election of AAMPRO's nominees to the Board of Directors of Trident and all matters outlined herein.

     (d) As of the Closing, the existing officers and directors of Trident shall have resigned in writing from all positions as directors and officers of Trident effective upon the election and appointment of the AAMPRO nominees.

     (e) At the Closing, all instruments and documents delivered to AAMPRO and AAMPRO Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for AAMPRO.

     (f) The shares of restricted Trident Stock to be issued to the AAMPRO Stockholders will be duly authorized, validly issued, nonassessable and fully-paid under Nevada corporation law and will be issued in compliance with all federal, state and applicable corporation and securities laws.

     (g) All shares of Trident preferred stock have been retired and/or converted into Trident common stock prior to the Closing.

     4.2     CONDITIONS PRECEDENT TO THE OBLIGATIONS OF TRIDENT.

     All obligations of Trident under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

     (a) The representations and warranties by AAMPRO and the AAMPRO Stockholders contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

     (b) AAMPRO shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with prior to or at the Closing;

     4.3     NATURE AND SURVIVAL OF REPRESENTATIONS.

     All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for one year from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.


                                    ARTICLE V
                         DOCUMENTS DELIVERED AT CLOSING

     5.1     DOCUMENTS  AT  CLOSING.

     At  the  Closing,  the  following  documents  shall  be  delivered:

     (a)  AAMPRO  will  deliver,  or  will cause to be delivered, to Trident the
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following:
   ------

          (i) a certificate executed by the President and Secretary of AAMPRO to the effect that all representations and warranties made by AAMPRO under this Agreement are true and correct as of the Closing, the same as though originally given to Trident on said date;

          (ii) a certificate from the jurisdiction of incorporation of AAMPRO dated at or about the Closing to the effect that AAMPRO is in good standing under the laws of said jurisdiction;

          (iii) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

          (iv) certified copies of resolutions adopted by the directors of AAMPRO authorizing this transaction; and

          (v) all other items, the delivery of which is a condition precedent to the obligations of AAMPRO as set forth herein.

     (b)  Trident  will  deliver  or  cause  to  be  delivered  to  AAMPRO:
          ----------------------------------------------------------------

          (i) stock certificates representing the Trident Shares to be issued as the Purchase Price;

          (ii) a certificate of the President of Trident, to the effect that all representations and warranties of Trident made under this Agreement are true and correct as of the Closing, the same as though originally given to AAMPRO on said date;

     (iii) certified copies of resolutions adopted by Trident's board of directors authorizing the transaction contemplated hereunder and all related matters described herein;

          (iv) certificate from the jurisdiction of incorporation of Trident dated at or about the Closing Date that Trident is in good standing under the laws of said state;

          (v) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

          (vi) resignation of the existing officers and directors of Trident and appointment of new officers and directors as directed by AAMPRO; and

          (vii)  all  corporate  and  financial  records  of  Trident.


ARTICLE VI
----------
                                 INDEMNIFICATION

     6.1     INDEMNIFICATION.

     For a period of one year from the Closing, Trident agrees to indemnify and hold harmless AAMPRO and the AAMPRO Shareholders, and AAMPRO agrees to indemnify and hold harmless Trident, at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from any material misrepresentations made by an indemnifying party to an indemnified party, an indemnifying party's breach of covenant or warranty or an indemnifying party's nonfulfillment of any agreement hereunder, or from any material misrepresentation in or omission from any certificate furnished or to be furnished hereunder.

                                   ARTICLE VII
                                    COVENANTS

     7.1     EXISTING  LITIGATION;  NEW  SUBSIDIARY

     At the Closing, the Trident shall assign to a newly formed, wholly-owned Nevada subsidiary ("NewCo"), pursuant to an asset purchase agreement to be agreed to by the parties, (a) all of Trident's pre-Closing assets and liabilities and (b) all of Trident's rights and interest to Trident's claims and potential and/or on-going litigation.

Within ten (10) days of the Closing, Trident shall, at its own expense, "spin-off" NewCo to Trident's shareholders (the "Spin-Off"), as set forth below,
via a stock dividend or distribution.   In addition, within forty (40) days of
the Closing, Trident shall, at its own expense, prepare and file with the Securities and Exchange Commission a Form 10-SB for NewCo, shall diligently prosecute such Form 10-SB and have it declared effective.

The record date Spin-Off shall be the day immediately preceding the Closing (the "Spin-off Record Date"). As of the Spin-Off, ownership of NewCo shall be as follows:

          Trident  Shareholders
          as  of  Spin-off  Record  Date          34%

          Alan  Sporn                             55%

          Trident                                  1%

          Corporate  Services
          Group                                   10%

     7.2     BOARDS,  COMMITTEES  AND  OFFICERS.

     Prior to the Closing, Trident shall adopt resolutions in form and substance reasonably acceptable to Inclusion, establishing, among other things that, the Board of Directors and Officers of Trident and AAMPRO from and after the Effective Time shall be comprised solely of the nominees of AAMPRO.

     7.3     EXPENSE REIMBURSEMENT

     At the Closing, AAMPRO shall pay to Alan Sporn, the sum of $7,500 as reimbursement of expenses incurred in connection with the Trident and shall issue to (or arrange for transfer to) Peter Marcus, 30,000 "free trading" shares of Trident.

     7.4     CHANGES TO EXHIBIT "A".

     Prior to the Closing, AAMPRO shall have the right to make adjustments to Exhibit "A" hereto reflecting any changes in ownership in AAMPRO prior to the Closing and/or any shares of Trident to be issued at Closing to advisors and consultants to AAMPRO and/or Trident; provided that, however, the total number
                                      -------------  -------
of shares of Trident issued at Closing shall not exceed the number of shares set forth in Section 1.4 above.


                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.1     MISCELLANEOUS.

     (a)  Public Announcement.  Until the Closing, the Company shall not make or
          --------------------
issue, or cause to be made or issued, any announcement or written statement concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of AAMPRO except as required by law.

     (b)  Further Assurances.  At any time, and from time to time, after the
          ------------------
Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     (c)  Waiver.  Any failure on the part of any party hereto to comply with
          ------
any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     (d)  Amendment.  This Agreement may be amended only in writing as agreed to
          ---------
by all parties hereto.

     (e)  Notices.  All notices and other communications hereunder shall be in
          -------
writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

     (f)  Headings.  The section and subsection headings in this Agreement are
          --------
inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (g)  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (h)  Governing Law.  This Agreement shall be construed and enforced in
          -------------
accordance with the laws of the State of New York.

     (i)  Binding Effect.  This Agreement shall be binding upon the parties
          --------------
hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

     (j)  Entire Agreement.  This Agreement and the attached Exhibits constitute
          ----------------
the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

     (k)  Severability.  If any part of this Agreement is deemed to be
          ------------
unenforceable the balance of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                   Trident

                                   By:  /s/  Alan  Sporn
                                   Title:  President


                                   AAMPRO

                                   By:/s/  Stephen  Farkas
                                   Title:  President